UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902

(Address and zip code of principal executive offices)

203-578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 26, 2026, Webster Financial Corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) in connection with the proposed acquisition of the Company by Banco Santander, S.A. (“Banco Santander”) in a cash and stock transaction (the “Transaction”), pursuant to that certain Transaction Agreement, dated as of February 3, 2026, by and among the Company, Banco Santander and a wholly owned subsidiary of the Company incorporated in the State of Virginia (the “Transaction Agreement”). There were 162,048,996 shares of common stock of the Company outstanding and entitled to vote as of the close of business on April 13, 2026, the record date for the Special Meeting. A total of 117,259,956 shares were present or represented by proxy at the meeting, representing 72.3% of all shares entitled to vote at the Special Meeting and which constituted a quorum. At the Special Meeting, the Company’s stockholders voted on three proposals, each of which is described in the proxy statement of the Company, which also constitutes a prospectus of Banco Santander, filed with the U.S. Securities and Exchange Commission on April 23, 2026. The following is a brief description of each matter voted upon at the Special Meeting and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions, tabulated by the Company’s independent Inspector of Election with respect to each matter. All matters voted upon at the Special Meeting were approved by the Company’s stockholders by the requisite vote.

Proposal 1 — Proposal to approve and adopt the Transaction Agreement and the transactions contemplated thereby (the “Transaction Proposal”)

The Company’s stockholders approved the Transaction Proposal as set forth below:

FOR	AGAINST	ABSTAIN
115,788,667	1,279,203	192,086

Proposal 2 — Proposal to approve, on an advisory (non-binding) basis, the compensation payments that will or may be paid to the Company’s named executive officers in connection with the Transaction (the “Compensation Proposal”)

The Company’s stockholders approved, on an advisory (non-binding) basis, the Compensation Proposal as set forth below:

FOR	AGAINST	ABSTAIN
68,045,455	48,130,845	1,083,656

Proposal 3 — Proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Transaction Proposal or to ensure that any supplement or amendment to the accompanying document is timely provided (the “Adjournment Proposal”)

FOR	AGAINST	ABSTAIN
114,010,089	2,963,510	286,357

Because there were sufficient votes to adopt the Transaction Proposal, no adjournment of the Special Meeting was determined to be necessary or appropriate, and accordingly, the Special Meeting was not adjourned and proceeded to conclusion.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: May 27, 2026	/s/ Kristy Berner
Kristy Berner
Executive Vice President and General Counsel